The Phoenix Edge Series Fund

Supplement to the Prospectus dated May 1, 2008

This supplement should be read with the prospectus dated May 1, 2008 along with all other prospectus supplements issued since May 1, 2008

This supplement includes information about a change to the portfolio managers of a series of The Phoenix Edge Series Fund (the “Fund”). Additionally, it provides information about the termination of subadvisory contracts for certain series of the Fund. Please retain this supplement with your prospectus for future reference.

Effective March 20, 2009, the information about the portfolio managers of the Phoenix Growth and Income Series located under the subheading Phoenix Growth and Income Series on page 54 of the prospectus and the Phoenix Strategic Allocation Series located under the subheading Phoenix Strategic Allocation Series on page 54 is revised as follows:

The paragraph under the subheading Phoenix Growth and Income Series on page 54 and the paragraph under the subheading Phoenix Strategic Allocation Series on page 54 are deleted and the following three paragraphs are inserted:

Carlton Neel and David Dickerson manage the Growth and Income Fund’s portfolio (since March 23, 2009) and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

Mr. Neel is a Senior Vice President of Virtus, Euclid and Zweig Advisers, LLC (“ZA”). He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund and the Virtus Income & Growth Fund, as well as The Zweig Fund, Inc., The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. For the period from July 2002 until returning to Euclid and ZA in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by ZA from 1995 until July 2002, Mr. Neel served as Senior Portfolio Manager for a number of the former Zweig mutual funds.

Mr. Dickerson is a Senior Vice President of Virtus, Euclid and ZA. He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund and the Virtus Income & Growth Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. For the period from July 2002 until returning to Euclid and ZA in April 2003, Mr. Dickerson, along with Mr. Neel, was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by ZA from 1993 until July 2002, Mr. Dickerson served as Assistant Portfolio Manager for a number of the former Zweig mutual funds.

Additionally, upon the recommendation from Phoenix Variable Advisors, Inc. (“PVA”), the Advisor for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, the Board of Trustees has decided to terminate the subadvisory agreements between PVA and AllianceBernstein LLP for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, effective on May 1, 2009. After consideration, the Board of Trustees has approved the subadvisory agreements between PVA and Westwood Management (Subadvisor) for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, effective on May 4, 2009.

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The information regarding Management of the Series for each affected series is revised as follows:

The following paragraph is added to the subsection The Advisor and Subadvisor on pages 36 and 38.

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Upon the recommendation from Phoenix Variable Advisors, Inc. (“PVA”), the Advisor for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, the Board of Trustees has decided to terminate the subadvisory agreements between PVA and AllianceBernstein LLP for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, effective on May 1, 2009. After consideration, the Board of Trustees has approved the subadvisory agreements between PVA and Westwood Management (Subadvisor) for the Phoenix-Sanford Bernstein Small-Cap Value Series and the Phoenix- Sanford Bernstein Mid-Cap Value Series, effective on May 4, 2009.

Finally, Neuberger Berman Management Inc. (“Neuberger”), the Subadvisor to the Phoenix Capital Growth Series, the Phoenix Small-Cap Growth Series, and the Phoenix Mid-Cap Growth Series, will be part of an entity in connection with the closing of the pending acquisition by management of the majority interest in Neuberger Berman (the parent of Neuberger) and select fixed income and alternative asset management businesses of Lehman Brothers Holdings Inc.’s Investment Management Division. The acquisition is subject to certain bankruptcy, regulatory, client and/or other approvals and closing terms, as well and various legal entity formations, licensing, renaming and/or reorganizations/restructurings and may be closed by April 30, 2009. The Board of Trustees has approved new subadvisory agreements for each of the affected Series between PVA and Neuberger.

The information regarding Management of the Series for each affected series is revised as follows:

The following paragraph is added to the subsection The Advisor and Subadvisor, as previously supplemented, on pages 4, 8, and 20.

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Neuberger Berman Management Inc. (“Neuberger”), the Subadvisor to the Phoenix Capital Growth Series, the Phoenix Small-Cap Growth Series, and the Phoenix Mid-Cap Growth Series, will be part of an entity in connection with the closing of the pending acquisition by management of the majority interest in Neuberger Berman (the parent of Neuberger) and select fixed income and alternative asset management businesses of Lehman Brothers Holdings Inc.’s Investment Management Division. The acquisition is subject to certain bankruptcy, regulatory, client and/or other approvals and closing terms, as well and various legal entity formations, licensing, renaming and/or reorganizations/restructurings and may be closed by April 30, 2009. The Board of Trustees has approved new subadvisory agreements for each of the affected Series between PVA and Neuberger.

Dated: March 23, 2009 Please keep this supplement for future reference.

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